UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2013

ESB Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(724) 758-5584

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

ESB Financial Corporation (the “Company”) issued a press release announcing its results of operations for the three months ended March 31, 2013 on April 16, 2013 (the “Press Release”) and the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 on May 10, 2013 with the Securities and Exchange Commission (the “Form 10-Q”) in which the Company incorrectly reported its book value per share at March 31, 2013 and December 31, 2012, as adjusted for a six-for- five stock split of the common stock payable on May 17, 2013.  In the Press Release on page 3 under “Financial Condition Data” and in the Form 10-Q on page 43 under “Management’s Discussion and Analysis of Results of Operations – Changes in Financial Condition – General” and on page 45 under “- Stockholders’ Equity” the correct book value per share was $11.09 at March 31, 2013 and $11.07 at December 31, 2012, as adjusted for the six-for- five stock split of the common stock payable on May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

Date: May 20, 2013	By:	/s/ Charlotte A. Zuschlag
		Name:	Charlotte A. Zuschlag
		Title:	President and Chief Executive Officer

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